Exhibit 10.1

Schedule of Directors and Executive Officers of Alliant Techsystems Inc. (ATK)

Who Have Executed Indemnification Agreements

As of November 12, 2003

The following directors and executive officers have executed Indemnification Agreements that are substantially identical to the form of Indemnification Agreement between ATK and each of its directors and officers, which is filed as Exhibit 10.4 to the Annual Report of Form 10-K for the fiscal year ended March 31, 2003 (incorporated by reference to Exhibit 10.6 to Amendment No. 1 to the Form 10 Registration Statement filed with the Securities and Exchange Commission on July 20, 1990).

Name	Title	Date of Agreement
Frances D. Cook	Director	1/25/2000
Ann D. Davidson	Vice President, General Counsel and Corporate Secretary	2/26/2001
Gilbert F. Decker	Director	12/18/1999
Mark W. DeYoung	Group Vice President – Ammunition	4/1/2002
Jeffrey O. Foote	Group Vice President – Aerospace	4/1/2002
John E. Gordon	Vice President – Washington, D.C. Operations	6/1/2001
Jonathan G. Guss	Director	8/10/1994
David E. Jeremiah	Director	4/10/1995
Robert J. McReavy	Vice President and Treasurer	10/1/2001
Mark L. Mele	Vice President – Corporate Strategy and Investor Relations	5/11/1998
Paul David Miller	Chairman of the Board of Directors	1/1/1999
Daniel J. Murphy, Jr.	Chief Executive Officer and Director	4/1/2002
Paula J. Patineau	Vice President and Chief People Officer	1/29/1997
John S. Picek	Vice President and Controller	8/7/2001
Eric S. Rangen	Vice President and Chief Financial Officer	1/29/2001
Robert W. RisCassi	Director	3/21/2000
Michael T. Smith	Director	12/18/1997
William G. Van Dyke	Director	10/29/2002
Nicholas G. Vlahakis	Senior Vice President and Chief Operating Officer	12/1/1997
Thomas R. Wilson	Group Vice President – Precision Systems	8/28/2003